UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 9, 2020
_____________________
California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27200 Tourney Road
Suite 200
Santa Clarita
California	91355
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

Formation of the Special Committee on Finance and the Special Committee on Operations

On November 9, 2020, the Board of Directors (the “Board”) of California Resources Corporation (the “Company”) formed the Special Committee on Finance (the “Finance Committee”) and the Special Committee on Operations (the “Operations Committee”).

The purpose of the Finance Committee is to assist the Board in fulfilling its oversight responsibilities for matters relating to the Company’s financial strategy, capital allocation, liquidity position and financial policies and activities. The Board appointed each of James N. Chapman, Brian Steck and Mark A. McFarland to serve as members of the Finance Committee, with James N. Chapman to serve as its chair.

The purpose of the Operations Committee is to assist the Board in fulfilling its oversight responsibilities for matters relating to the Company’s operations, including related capital expenditures. The Board appointed each of William B. Roby, Tiffany Thom Cepak, Douglas E. Brooks and Julio M. Quintana to serve as members of the Operations Committee, with William B. Roby to serve as its chair.

Each of the Finance Committee and the Operations Committee is to be a temporary committee of the Board and will be discontinued at such time as the Board deems appropriate.

Appointment of Mark A. McFarland as Executive Chairman of the Board

On November 13, 2020, the Board established the interim role of executive chairman (the “Executive Chairman”) and, effective immediately, appointed Mr. Mark McFarland as Executive Chairman. Mr. McFarland, in his capacity as Executive Chairman, will consult with and advise the Chief Executive Officer of the Company (the “CEO”) in connection with the CEO’s development of the strategic plan for the Company. Mr. McFarland will also continue to have the rights and responsibilities he previously had in his capacity as non-executive Chairman of the Board. The Board expects to discontinue the role of Executive Chairman by no later than the next annual meeting of the Company’s stockholders, at which point Mr. McFarland would continue to serve as non-executive Chairman of the Board.

The formation of the Finance Committee and the Operations Committee and the role of Executive Chairman were each undertaken to enhance the Board’s ability to develop quickly an in-depth understanding of the Company, including its operations and assets, particularly in light of the fact that all non-management members of the Board became directors on October 27, 2020 in connection with the emergence of the Company from Chapter 11 bankruptcy proceedings.

The information contained in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Roy Pineci
Name:	Roy Pineci
Title:	Senior Vice President

DATED: November 13, 2020